EXHIBIT 10.2

                            LEGAL RETENTION AGREEMENT
                            -------------------------

         This Legal Retention Agreement (the "Agreement") is entered as of May 19, 2004, between between AngelCiti Entertainment, Inc., a Nevada corporation, (hereinafter referred to as "AngelCiti") with an office at 9000 Sheridan Street, Suite 7, Pembroke Pines, FL 33024 and Roxanna Lao Mendez with an address at Del Estadio 50 este y 100 Norte, Calle Sin Salida, Guadalupe, San Jose, Costa Rica (hereinafter referred to as the "Attorney").

                                   WITNESSETH
                                   ----------

         WHEREAS, the Company desires to retain the services of Attorney; and

         WHEREAS, in order to retain the services of Attorneys, the Company wishes to grant to Attorney Shares in the Company, $.0025 par values, of the Company;

ACCORDINGLY, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Attorney, intending to be legally bound, hereby agree as follows:

SERVICES. Attorney will provide the Company with legal and advisory services, including guiding the company in structuring its corporate structure in connection with ongoing corporate transactions for a period of one year.

GRANT OF SHARES: The Company hereby grants to Attorney 3,000,000 shares of the Company registered pursuant to a Form S-8, as a retainer for services to be rendered by Attorney. The Company shall promptly take action to register such shares on Form S-8 and deliver such shares to Attorney.

CONDITION PRECEDENT. As a condition to earning the Shares of the Company pursuant to paragraph 1 above, Attorney must use or continue to use his best lawful effort for the benefit of the Company and its Subsidiaries. The Company acknowledges that Attorney's role is a part time position, involving advice and consultation to the Company as an Attorney.

PARTIES BOUND. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns, and all references herein to either the Company or the Attorney shall de deemed to include any successor or successors, whether immediate or remote.

GOVERNING LAW AND ENFORCEMENT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Country of Costa Rica. This Agreement was executed, delivers and is to be performed in San Jose, Costa Rica. Should any clause, sentence or section of this Agreement be judicially or administratively determined to be invalid, unenforceable or void by the laws of Costa Rica, such decision shall not have the effect of invalidating or voiding any it her clause, sentence or section of this Agreement and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void, shall be deemed to have been deleted here from and all other clause, sentences and sections shall have the same force and effect as if such invalid or unenforceable part or parts had never been included herein.

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CAPTIONS. The headings or captions of this Agreement have been include for ease of reference only and are not to be considered in the construction or interpretation of this Agreement or any section or clause contained herein or therein.

AMENDMENTS. This Agreement may not be modified, amended or terminated except by another agreement in writing executed by the parties hereto.

COUNTERPARTS. This Agreement may be signed in one or more counterparts with the same effect as if the parties signed the same document. All counterparts shall be construed together and shall constitute one instrument.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date and year first above written.

                                               AngelCiti Entertainment, Inc,
                                               a Nevada Corporation


                                               By: s/George Gutierrez
                                                   ------------------
                                               Name:  George Gutierrez
                                               Title:  President


                                               s/Roxanna Lao Mendez
                                               --------------------
                                               Roxanna Lao Mendez


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